Exhibit 99.1
                                                                    ------------

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                      Smedvig Asset Allocation AS

Address of Joint Filer:                   Lokkeveien 103, PO Box 900,
                                          4004 Stavanger, Norway

Relationship of Joint Filer to Issuer:    Other --
                                          Investment manager of Smedvig QIF Plc,
                                          the direct owner of the securities
                                          subject to this statement.

Issuer Name and Ticker or
 Trading Symbol:                          Endeavour International Corporation
                                          (END)

Date of Event Requiring Statement
(Month/Day/Year):                         January 24, 2008

Designated Filer:                         Smedvig QIF Plc

SIGNATURE:



By:  /s/  John Thore Olsen
    -------------------------------
Name:   John Thore Olsen
Title:  Chief Executive Officer and
        Chief Investment Officer

April 10, 2008
--------------
Date

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                      John Thore Olsen

Address of Joint Filer:                   Dynjarvegen 20, 4352 Kleppe, Norway

Relationship of Joint Filer to Issuer:    Other --
                                          Chief Executive Officer and Chief
                                          Investment Officer of Smedvig Asset
                                          Allocation AS, the investment manager
                                          of Smedvig QIF Plc, the direct owner
                                          of the securities subject to this
                                          statement.

Issuer Name and Ticker or
Trading Symbol:                           Endeavour International Corporation
                                          (END))

Date of Event Requiring Statement
(Month/Day/Year):                         January 24, 2008

Designated Filer:                         Smedvig QIF Plc

SIGNATURE:


/s/  John Thore Olsen
-----------------------------
John Thore Olsen


April 10, 2008
--------------
Date










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